UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

ANGEL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-32829 (Commission File Number)	88-0470235 (IRS Employer Identification No.)
1802 N. Carson St., No. 212-2705, Carson City, Nevada (principal executive offices)	89701 (Zip Code)

(775) 887-0670
(Registrant’s telephone number, including area code)

PALOMAR ENTERPRISES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03    Amendments to Articles of Incorporation or Bylaws.

Effective April 21, 2008 Angel Acquisition Corp. (the “Registrant”) completed the steps necessary to change the Registrant’s corporate name from “Palomar Enterprises, Inc.” to “Angel Acquisition Corp.” (“Name Change”).  The Name Change was accomplished by filing an amendment to the Registrant’s Articles of Incorporation with the Secretary of State of Nevada effective on April 21, 2008.

The name change was approved by the Board of Directors and by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Nevada law.  A copy of the articles of amendment to the Registrant’s Articles of Incorporation is filed as Exhibit 99.1 to this Current Report.

Item 9.01    Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibit
99.1	Articles of Amendment to the Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2008.	ANGEL ACQUISITION CORP.

By /s/ Steve Bonenberger
Steve Bonenberger, President